SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 16, 1997



                                  SITEL CORPORATION
            (Exact name of registrant as specified in its charter)



        Minnesota                  1-12577                   47-0684333
(State or jurisdiction         (Commission File            (I.R.S. Employer
    incorporation or               Number)                 Identification No.)
      organization)


                              13215 Birch Street
                            Omaha, Nebraska 68164
                                (402) 498-6810
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________












This 8-K consists of 6 pages.  The Exhibit Index is on page 4.

Item 5.  Other Events.

	On January 17, 1997, the registrant announced the promotion of Michael P. May to the position of Chief Executive Officer and the appointment of Phillip A.
Clough to succeed Mr. May as President.  Details of such announcement are contained in the news release issued by the registrant on January 17, 1997, a copy of which is filed as an Exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

           99.1    News release of SITEL Corporation dated January 17, 1997.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

    On January 16, 1997, in connection with the acquisition of all of the outstanding shares in B's Telemarketing Limited ("B's), a United Kingdom corporation, by an affiliated company of the registrant, the registrant issued 20,000 shares of its Common Stock to an owner of B's in satisfaction of 100,000 pounds sterling of the acquisition price. The issued shares were sold outside the United States in reliance upon Regulation S.

                               	SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 31, 1997            SITEL Corporation


                                    By:_____________________________________
                                        Michael P. May, Chief Executive Officer

                                SITEL CORPORATION


                                     EXHIBIT INDEX

		      	                                                           Page Number
                                                 			          	   In Sequential
			                                                                  Numbering
    Exhibit		                                                         System
      No.
      99.1   News release of SITEL Corporation dated January 17, 1997.      5

  EXHIBIT 99.1

     News release of SITEL Corporation dated January 17, 1997.

FROM:					                               FOR:
     Swenson/Falker Associates Inc.				      SITEL Corporation
     121 South Eighth St. Suite 1111			     	13215 Birch Street
     Minneapolis, Minn. 55402				            Omaha, Neb. 68164
     Contact:  Doug Ewing (612) 371-0000	    Contact: James F. Lynch, Chairman
				         			                                     (402) 498-6810

FOR IMMEDIATE RELEASE

SITEL CORPORATION ANNOUNCES KEY EXECUTIVE APPOINTMENTS
-------------------------------------------------------

	OMAHA, NEBRASKA, January 17 -- SITEL Corporation (NYSE:SWW), today announced the appointment of Michael P. May, SITEL's President, to the position of chief executive officer.  James F. Lynch, SITEL founder, and previously chairman and
CEO, remains chairman.
 	Phillip A. Clough, a principal with the investment banking firm of Alex. Brown
& Sons, was named to succeed Mike May as president.
 	Lynch said, "Mike May has been instrumental in the key developments during the critical period of SITEL's growth from a domestic, privately held company to the global leader in teleservices listed on the NYSE.  His work as president, including the successful completion of our strategic merger with Mitre plc, has helped position SITEL's 18 business units to fully capitalize on our significant international market presence.  I have great confidence that SITEL's team of executives has the leadership necessary to continue achieving our aggressive growth objectives, while freeing me to focus on the long-term vision and strategies for our company on a full-time basis."
 	Clough has been an investment banker with Alex. Brown & Sons since 1990 and worked closely with SITEL since 1994.  He has been an integral part of the company's most significant business acquisitions and developments over the past two years.  He is a graduate of the U.S. Military Academy at West Point and the
University of Virginia Graduate School of Business.
 	"Phil Clough has unquestioned leadership and management skills," Lynch said.
"His appointment as a senior executive of SITEL will add even further depth to what we believe is an already deep and experienced management team."
	 Mike May, CEO, said, "Phil has worked closely as a valued advisor to the company.  He understands and has influenced our strategic planning, and has earned the respect and trust of our senior management team around the world.
We are pleased and fortunate to have the commitment of someone of Phil's caliber and experience to help us in the execution of our plans."
 	Lynch said, "SITEL is positioned as a leader in a rapidly expanding global market and with the recently announced changes, we are prepared to expand on that leadership role.  I could not be more confident of our management or of our future."
	 SITEL Corporation, based in Omaha, Neb., is the leader in providing outsourced telephone-based customer service and sales programs on behalf of large corporations worldwide.  SITEL operates over 7,800 workstations in 56 call centers in North America, Europe, and Japan, and employs approximately 14,000 people.

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01/17/97
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